UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 24, 2004

eUniverse, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-26355	06-1556248
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6060 Center Drive, Suite #300 Los Angeles, California	90045
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (310) 215-1001

N/A

(Former name or former address, if changed since last report)

Item 12. Results of Operations and Financial Condition

On May 24, 2004, eUniverse, Inc. issued a press release announcing its financial results for its fourth quarter and fiscal year ended March 31, 2004. In addition, the Company also provided a general corporate update, which included the announcement of a restructuring of its operations, first quarter and full fiscal year 2005 outlook, and plans to change the Company’s name to Intermix Media, Inc. A copy of the press release is furnished as Exhibit 99.1 to this report.

The information in this report shall not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability to that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 25, 2004	eUniverse, Inc.

	By:	/s/ Thomas J. Flahie
Thomas J. Flahie Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Press release issued by eUniverse, Inc. on March 24, 2004.